UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2020

GENIUS BRANDS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37950	20-4118216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 N. Canon Drive, 4th Fl. Beverly Hills, CA	90210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 273-4222

________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNUS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 15, 2020, Genius Brands International, Inc. (the “Company”) entered into a binding letter of intent (the “Agreement”) with ChizComm Ltd., a corporation organized in Canada (“ChizComm Canada”), and ChizComm USA Corp., a New Jersey corporation (“ChizComm USA” and, together with ChizComm Canada, “ChizComm”).

At the closing of the transactions contemplated under the Agreement (the “Closing”), the Company or its acquisition subsidiary would acquire from the holders of all of ChizComm’s issued and outstanding equity interests (the “Sellers”) 100% of the issued and outstanding equity interests of ChizComm (the “Acquisition”). The Acquisition is expected to close in the first fiscal quarter of 2021, subject to customary closing conditions and other conditions, including, among others, execution of new employment agreements between the Company and certain of ChizComm’s key employees.

ChizComm is the largest purchaser of children’s media across both traditional and digital platforms in North America, as well as a leader in PR, media and marketing within the kids/family media and consumer product sectors, with more than $100,000,000 per year in billings. Founded by Harold and Jennifer Chizick in 2013, with offices in New Jersey, Los Angeles and Toronto, ChizComm represents more than 30 major toy companies and some of the most powerful and iconic brands in the children and family media and toy industries. ChizComm’s unique purchasing power and extensive media relationships across networks, including Viacom, Warner Media, Disney, YouTube and other digital platforms, offer clients an unmatched competitive advantage and access to audiences of all ages, and spends more money on advertising children’s brands than Hasbro, Mattel or Lego.

At Closing, the Company would (i) arrange for the payment to the Sellers of $8,500,000 in cash and (ii) issue to the Sellers $3,500,000 of shares (the “Initial Shares”) of the Company’s unregistered common stock, $0.001 par value per share (the “Common Stock”).

In addition, the Company anticipates issuing to the Sellers during the four-year period commencing on the date of Closing, up to $8,000,000 in additional shares of unregistered Common Stock (the “Additional Shares” and, together with the Initial Shares, the “Shares”) if ChizComm meets certain thresholds for new customer acquisitions and EBITDA based upon formulas as described in the Agreement. The Shares are described in the Agreement and are expected to be subject to a lock-up period of 6 months, subject to the terms of the Agreement and certain definitive agreements that are anticipated to be executed in connection with the Acquisition.

The parties to the Agreement made certain representations, warranties and covenants that are customary for transactions of this nature (including exclusivity), agreed to certain indemnification terms as set forth in the Agreement, and agreed to enter into certain definitive agreements in connection with the Acquisition. There can be no assurance as to the date by which the Acquisition may be consummated.

The shares of Common Stock to be issued by the Company in connection with the transactions contemplated by the Agreement are expected to be issued in a private placement that would rely upon an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder.

The foregoing description is a summary only, does not purport to set forth the complete terms of the Agreement and is qualified in its entirety by reference to the Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K (this ”Current Report”) and is hereby incorporated by reference.

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Forward-Looking Statements

Certain statements in this Current Report constitute “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “might,” “will,” “would,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “predict,” “forecast,” “project,” “plan,” “intend” or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this Current Report. These forward looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties, including without limitation, our ability to consummate the Acquisition; our ability to generate revenue or achieve profitability; our ability to obtain additional financing on acceptable terms, if at all; our ability to repay our outstanding debt; our ability to access capital and issue additional shares; the potential issuance of a significant number of shares to our convertible note holders which will dilute our equity holders; fluctuations in the results of our operations from period to period; general economic and financial conditions; our ability to anticipate changes in popular culture, media and movies, fashion and technology; competitive pressure from other distributors of content and within the retail market; our reliance on and relationships with third-party production and animation studios; our ability to market and advertise our products; our reliance on third-parties to promote our products; our ability to keep pace with technological advances; our ability to protect our intellectual property and those other risk factors set forth in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and in the Company’s subsequent filings with the Securities and Exchange Commission. Thus, actual results could be materially different. The Company expressly disclaims any obligation to update or alter statements whether as a result of new information, future events or otherwise, except as required by law.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 16, 2020, the Company issued a press release announcing the planned Acquisition. A copy of the Company’s press release is attached as Exhibit 99.1 hereto.

The information disclosed under this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as expressly set forth in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Letter of Intent, dated as of November 15, 2020, by and among the Company, ChizComm Ltd. and ChizComm USA Corp.
99.1	Press release of Genius Brands International, Inc., dated November 16, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS BRANDS INTERNATIONAL, INC.

Date: November 17, 2020	By:	/s/ Andy Heyward
	Name:	Andy Heyward
	Title:	Chief Executive Officer

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